Exhibit 99.1
COMMON STOCK PURCHASE AGREEMENT
     This Common Stock Purchase Agreement (this “Agreement”) is dated as of January 7, 2011, by and between StemCells, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A hereto (collectively, the “Purchasers”, and each, a “Purchaser”).
     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, in aggregate, up to 16,000,000 shares of Common Stock (as the same may be proportionately adjusted in respect of any stock split, stock dividend, combination, recapitalization or the like with respect to the Common Stock) on the Closing Dates.
     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:
          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.
          “Closing Dates” means the Initial Closing Date and each Subsequent Closing Date.
          “Closings” means the Initial Closing and each Subsequent Closing.
          “Commission” means the Securities and Exchange Commission.
          “Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.
          “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
          “Company Counsel” means Ropes & Gray LLP, or other counsel (including in-house counsel of the Company) reasonably acceptable to the Purchasers.
          “DTC” means the Depository Trust Company.
          “DWAC” means DTC’s Deposit Withdrawal Agent Commission system.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “GAAP” shall have the meaning ascribed to such term in Section 3.1(h).
          “Initial Closing” means the closing of the purchase and sale of the Common Stock pursuant to Section 2.1.
          “Initial Closing Date” means on or before January 11, 2011.
          “Intellectual Property” shall have the meaning ascribed to such term in Section 3.1(p).
          “Lien” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
          “Lock-Up Period” shall have the meaning ascribed to such term in Section 4.8.
          “Material Adverse Effect” means any condition, event, change or effect that could reasonably be expected to have a material adverse effect on (i) the legality, validity or enforceability of any Transaction Document, (ii) the results of operations, assets, business, prospects or financial condition of the Company and its Subsidiaries, taken as a whole, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, but shall not mean or include any condition, event or change which (1) is or results from events or occurrences relating to the economy in general (including arising from terrorist attacks, acts of war or civil unrest) or the Company’s industry in general and not specifically relating to the Company or having a disproportionate impact on the Company, or (2) results from the announcement of this Agreement or the transactions contemplated hereby or by the other Transaction Documents.
          “Per Share Purchase Price” shall be $1.00 per share of Common Stock (as the same may be proportionately adjusted in respect of any stock split, stock dividend, combination, recapitalization or the like with respect to the Common Stock).
          “Permits” shall have the meaning ascribed to such term in Section 3.1(q).
          “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          “Prospectus” means the Prospectus Supplement together with the base prospectus attached to or used with the Prospectus Supplement, including the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein.

          “Prospectus Supplement” means the supplement or supplements to the base prospectus contained in the Registration Statement to be filed in connection with the sale to the Purchasers, or the resale by the Purchasers to the extent the Purchasers may be deemed to be an underwriter under the Securities Act, of the Shares.
          “Purchaser Party” shall have the meaning ascribed to such term in Section 4.5.
          “Registration Statement” means the registration statement of the Company, Commission File No. 333-170300, as the same may be amended from time to time, including any related Rule 462(b) registration statement or amendment thereto, covering the sale to the Purchasers of the Shares.
          “Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).
          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.
          “SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).
          “Securities Act” means the Securities Act of 1933, as amended.
          “Shares” means the shares of Common Stock issued or issuable to the Purchasers pursuant to this Agreement.
          “Short Sales” means any short sale or hedging transactions, including, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO of the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).
          “Subsequent Closing” means each closing of the purchase and sale of the Common Stock pursuant to Section 2.2.
          “Subsequent Closing Date” shall have the meaning ascribed to such term in Section 2.2.
          “Subsequent Offering Right” shall have the meaning ascribed to such term in Section 2.2.
          “Subsequent Offering Right Notice” shall have the meaning ascribed to such term in Section 2.2.
          “Subsequent Offering Right Period” shall have the meaning ascribed to such term in Section 2.2.
          “Subsidiary” shall have the meaning ascribed to such term in Section 3.1(a).

          “Trading Day” means a day on which the Common Stock is traded on a Trading Market.
          “Trading Market” means whichever of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market.
          “Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.
ARTICLE II
PURCHASE AND SALE
     2.1 Initial Closing. On the Initial Closing Date, the Purchasers, severally and not jointly, shall purchase from the Company, and the Company shall issue and sell to the Purchasers, an aggregate of 10,000,000 Shares at the Per Share Purchase Price. The number of Shares to be purchased by each Purchaser at the Initial Closing shall be determined by dividing the aggregate subscription amount of such Purchaser set forth on such Purchaser’s signature page attached hereto divided by the Per Share Purchase Price. Upon satisfaction or waiver of the conditions set forth in Sections 2.3, 2.4 and 2.5, the Initial Closing shall occur at the offices of Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts, or such other location as the parties shall mutually agree. The timing of the Initial Closing shall be in accordance with Rule 15c6-1 promulgated under the Exchange Act.
     2.2 Subsequent Closings. During the period commencing after the Initial Closing Date and ending at 4:00 pm ET on February 18, 2011 (“Subsequent Offering Right Period”), the Company hereby grants to each Purchaser, severally and not jointly, the right to purchase (“Subsequent Offering Right”), at their election, such Purchaser’s pro-rata share of up to, in the aggregate among all Purchasers, 6,000,000 additional Shares (as the same may be proportionately adjusted in respect of any stock split, stock dividend, combination, recapitalization or the like with respect to the Common Stock) at the Per Share Purchase Price. Each Purchaser shall be entitled to purchase, in the aggregate, the number of additional Shares equal to 60% of the Shares purchased by such Purchaser at the Initial Closing. Any such election by a Purchaser to Exercise the Subsequent Offering Right may be exercised by each Purchaser from time to time during (but in no event more than three (3) times for any one Purchaser) the Subsequent Offering Right Period in minimum increments of 600,000 Shares (or such lesser amount as is then available to such Purchaser), by written notice from such Purchaser to the Company (“Subsequent Offering Right Notice”), setting forth the aggregate number of Shares to be purchased by the Purchaser (which shall not exceed the number of additional shares allocated to such Purchaser on its signature page hereto). The date on which such Shares are to be sold by the Company to the Purchasers shall be the third (3rd) Trading Day following delivery of the applicable Subsequent Offering Right Notice (each, a “Subsequent Closing Date”). The Subsequent Offering Right Notice may be delivered to the Company at any time prior to the expiration of the Subsequent Offering Right Period. Upon satisfaction or waiver of the conditions set forth in Sections 2.3, 2.4 and 2.5, each Subsequent Closing shall occur on the applicable Subsequent Closing Date at the offices of Ropes & Gray

LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts, or such other location as the parties shall mutually agree.
     2.3 Deliveries by the Company. On each Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:
          (a) On the Initial Closing, a number of Shares issuable to such Purchaser as determined by dividing such Purchaser’s subscription amount as set forth on its signature page hereto by the Per Share Purchase Price, which Shares shall be delivered to such Purchaser’s Depository Trust Company Deposit (“DTC”) account (as set forth on such Purchaser’s signature page hereto) via DTC’s Deposit/Withdrawal at Custodian system (“DWAC”);
          (b) On each Subsequent Closing of such Purchaser such number of Shares elected to be purchased by such Purchaser as set forth in such Purchaser’s applicable Subsequent Offering Right Notice, which Shares shall be delivered to such Purchaser’s DTC account (as set forth on such Purchaser’s signature page hereto) via DTC’s DWAC system;
          (c) solely on the Initial Closing Date, an officer’s certificate of the Company’s Chief Executive Officer or Chief Financial Officer in the form of Exhibit A attached hereto;
          (d) solely on the Initial Closing Date, a legal opinion of Company Counsel, in form and substance reasonably acceptable to the Purchasers and their counsel; and
          (e) the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).
     2.4 Deliveries by the Purchasers. At each Closing each Purchaser, severally and not jointly with the other Purchasers, shall deliver or cause to be delivered to the Company (a) on the Initial Closing Date, the aggregate amount to be paid for the Shares purchased hereunder by such Purchaser as set forth on such Purchaser’s signature page hereto in United States dollars and in immediately available funds and (b) on each Subsequent Closing Date, the aggregate amount to be paid for the Shares pursuant to the applicable Subsequent Offering Rights Notice in United States dollars and in immediately available funds, in each case by wire transfer to the account as specified in writing by the Company.
     2.5 Closing Conditions.
          (a) The obligations of the Company hereunder in connection with each Closing are subject to the satisfaction by the Purchasers, or waiver by the Company, of the following conditions:
          (i) the accuracy on the Closing Date of the representations and warranties of the Purchasers contained herein;

          (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and
          (iii) the delivery by the Purchasers of the items set forth in Section 2.4 of this Agreement.
          (b) The obligations of the Purchasers hereunder in connection with each Closing are subject to the satisfaction by the Company, or waiver by the Purchasers, of the following conditions:
          (i) the accuracy on the relevant Closing Date of the representations and warranties of the Company (as qualified and limited by the Registration Statement, the Prospectus and the SEC Reports, as updated through (A) the date of this Agreement (with respect to the Initial Closing) or (B) the time of the relevant exercise notice (with respect to any Subsequent Closing));
          (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to such Closing Date shall have been performed, and all Required Approvals shall have been obtained;
          (iii) the delivery by the Company of the items set forth in Section 2.3 of this Agreement; and
          (iv) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.
          2.6 Additional Rights Upon Default. In addition to any other right available to each Purchaser:
     (a) if the Company fails to deliver the Shares issuable at a Subsequent Closing on or prior to the applicable Subsequent Closing Date, then the Purchaser will have the right to rescind such purchase of Shares and such Purchaser’s Subsequent Offering Right shall be reinstated in full as it existed prior to the applicable Subsequent Offering Right Notice; and
     (b) if the Company fails to deliver the Shares issuable at the Initial Closing or a Subsequent Closing on or prior to the 2nd Trading Day following the applicable Closing Date, and if after such date the Purchaser is required by its broker to purchase (in an open market transaction or otherwise) or the Purchaser’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of the Shares which the Purchaser anticipated receiving upon such Closing (a “Buy-In”), then the Company shall (A) pay in cash to the Purchaser the amount, if any, by which (x) the Purchaser’s total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Shares that the Company was required to deliver to the Purchaser in connection with the Closing at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Purchaser, either, in the case of a Subsequent Closing, reinstate the portion of the Subsequent Offering Right for which such exercise was not honored (in which case such Subsequent Offering Right Notice shall be deemed rescinded and the purchase price paid by the Purchaser for the Shares shall be returned within 1 Trading Day) or deliver to the Purchaser the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery obligations hereunder. Nothing herein shall limit a Purchaser’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Shares as required pursuant to the terms hereof.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Company. Except as set forth in the Registration Statement, the Prospectus or the SEC Reports, the Company hereby makes the representations and warranties set forth below to the Purchasers as of the date hereof and as of the Initial Closing Date:
          (a) Subsidiaries. All of the direct and indirect significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X) of the Company are listed in the Company’s most recent Annual Report on Form 10-K as modified by any subsequent SEC Reports filed with the SEC (each a “Subsidiary”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.
          (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in a Material Adverse Effect and, to the knowledge of the Company, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.
          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and its stockholders, and no further action is required by the Company or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares at each Closing and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, violate or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary pursuant to, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement (written or oral), credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.
          (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization, approval or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority having jurisdiction over the Company or its Subsidiaries, the Trading Market or its stockholders in connection with the execution, delivery and performance by the Company of the Transaction Documents, including the issuance and listing or quotation (as applicable) of the Shares on the Trading Market, other than (i) the filing of the Prospectus and (ii) any notice filings or SEC Reports as are required to be made in connection with each Closing Date under applicable federal and state securities laws or under applicable rules and regulations of the Trading Market (collectively, the “Required Approvals”).
          (f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on November 16, 2010 (the “Effective Date”), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (g) Capitalization. The capitalization of the Company is as set forth in the Registration Statement. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and requirements of the Trading Market, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder or the Board of Directors of the Company is required for the issuance and sale of the Shares, other than the Required Approvals. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the

Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.
          (h) SEC Reports; Financial Statements. The Company has filed or furnished all reports, schedules, forms, statements and other documents required to be filed or furnished by it under the Securities Act and the Exchange Act (including all required exhibits thereto), including pursuant to Section 13(a) or 15(d) thereof, (the foregoing materials, as the same may be amended, and including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) for the 12 months preceding the date hereof (or such shorter period as the Company was required by law to file such material) and any notices, reports or other filings pursuant to applicable requirements of the Trading Market on a timely basis or has received a valid extension of such time of filing, and has filed any such SEC Reports and notices, reports or other filings pursuant to applicable requirements of the Trading Market prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements (i) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and (ii) fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.
          (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, except as has been reasonably cured by the Company, (ii) the Company has not incurred any liabilities (contingent or otherwise) that are material to the Company or its Subsidiaries other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting in any material respect except as otherwise required pursuant to GAAP, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company) and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option and incentive plans or awards.

          (j) Litigation. Except as disclosed in the SEC Reports, there is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary, or any of their respective properties, officers, or directors (in any such officer’s or director’s capacity as such) before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares, (ii) could, if there were an unfavorable decision, ruling or finding, have or reasonably be expected to result in a Material Adverse Effect, or (iii) involves a claim or violation of, or liability under, any federal or state securities laws or which involves a claim of breach of fiduciary duty. There has not been and, to the knowledge of the Company, there is not currently pending or contemplated, any investigation by the Commission involving the Company or any Subsidiary or any current or former director or officer of the Company or any Subsidiary (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act and, to the Company’s knowledge, no proceeding for such purpose is pending before or threatened by the Commission.
          (k) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, could reasonably be expected to result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority or the Trading Market, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not have a Material Adverse Effect.
          (l) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof or any Closing Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted (as applicable) to the effect that the Company is not in compliance with the listing or quotation (as applicable) and maintenance requirements of such Trading Market. The Company is, and immediately after the consummation of the transactions contemplated hereby will be, in compliance with all such listing or quotation (as applicable) and maintenance requirements.
          (m) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) and the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Shares and the Purchasers’ ownership of the Shares.
          (n) Effective Registration Statement. The Registration Statement has been declared effective by the Commission and remains effective as of the date hereof and the Company knows of no reason why the Registration Statement will not continue to remain effective for the foreseeable future. The Company is eligible to use Form S-3 registration statements for the issuance of securities.
          (o) Acknowledgment Regarding Purchasers’ Purchase of Shares. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Purchasers is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby and any advice given by such Purchaser or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchasers’ purchases of the Shares. The Company further represents to the Purchasers that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby and thereby by the Company and its representatives.
          (p) Intellectual Property. The Company possesses such right, title and interest in and to, or possesses adequate rights to use, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights (“Intellectual Property”) material to the conduct of the Company’s business except Intellectual Property the failure of which to possess would not have a Material Adverse Effect. Except as disclosed in the SEC Reports, the Company has not received any notice of infringement, misappropriation or conflict from any third party as to Intellectual Property owned by or exclusively licensed to the Company that has not been resolved or disposed of, which infringement, misappropriation or conflict would, if the subject of an unfavorable decision, ruling or finding, have a Material Adverse Effect. To the Company’s knowledge, it has not infringed, misappropriated, or otherwise conflicted with the Intellectual Property of any third parties, which infringement, misappropriation or conflict would, if the subject of an unfavorable decision, ruling or finding, have a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (q) Permits. The Company has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to own or lease its properties and to conduct its businesses (collectively, “Permits”), except for such Permits the failure of which to possess or obtain would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and has no reason to believe that any such Permit will not be renewed in the ordinary course.
          (r) Disclosure. The Company confirms that, as of the date hereof and as of each Closing Date, neither the Company nor any officer, director or employee of the Company acting on its behalf (as such term is used in Regulation FD) has provided or will provide the Purchasers or their agents or counsel with any information that the Company believes may constitute material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. None of the representations and warranties of the Company contained herein, nor any statement made by the Company in any disclosure, schedule, exhibit, certificate or other document furnished or to be furnished to the Purchasers in connection herewith, contains or will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
          (s) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date.
          (t) Certain Fees. Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.
          (u) Acknowledgement Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(c) and 3.2(e) hereof), it is understood and acknowledged by the Company that:
          (A) (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Shares for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; and (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock; and

          (B) (i) one or more Purchasers may engage in hedging activities at various times during the period that the Shares are outstanding; and (ii) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.
The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.
          (w) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Shares.
     3.2 Representations and Warranties of Purchasers. Each Purchaser hereby makes the representations and warranties set forth below to the Company as of the date hereof and as of each Closing Date:
          (a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full right, power and authority to own and use its properties and assets and to carry on its business as currently conducted and to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement and each other Transaction Document have been duly authorized by all necessary action on the part of the Purchaser and no such further action is required. Each Transaction Document to which the Purchaser is a party has been (or upon delivery will have been) duly executed by the Purchaser, and, when delivered by the Purchaser in accordance with the terms thereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (b) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

          (c) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portfolio manager and the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.
          (d) Limited Ownership. The purchase by the Purchaser of the Shares issuable to it at either of the Closings will not result in the Purchaser (individually or together with any other Person with whom the Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.9% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that both Closings contemplated by this Agreement shall have occurred.
          (e) No Distribution. The Purchaser is purchasing the Shares in the ordinary course of its business and has no arrangement with any person, directly or indirectly, to participate in the distribution of Shares. The Purchaser hereby agrees with the Company that, from the date hereof until the Purchaser no longer holds any Shares (such period, the “Restriction Period”), except for Permitted Transactions (as defined below), the Purchaser will not enter into any swap or other contract to sell, hypothecate, or otherwise dispose of (or enter into any transaction which is designed to, or could reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Purchaser or any affiliate of the Purchaser or any person in privity with the Purchaser or any affiliate of the Purchaser), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or Common Stock Equivalents. As used herein, (i) “Permitted Transactions” shall include any sale, whether marked as a long sale or a short sale, of shares of Common Stock or Common Stock Equivalents, (ii) the location and/or reservation of borrowable shares of Common Stock, (iii) the pledging of any Shares in connection with a bona fide margin account or other loan or financing arrangement secured by the Company Securities, (iv) the trading of any options listed or quoted on a stock exchange or automated quotation system or (v) any swaps or similar transactions between the Purchaser and any of its Affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended), limited partners or investors.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES
     4.1 No Transfer Restrictions. Certificates evidencing the Shares shall not contain any legend restricting their transferability by the Purchasers. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent if required by the Company’s transfer agent to effectuate a transfer of any of the Shares; such opinion shall be provided by the Company’s counsel at no expense to the Purchasers.
     4.2 Securities Laws Disclosure; Publicity. The Company shall, on the date hereof, issue a press release by 9:00 a.m. (New York City time) and file a Current Report on Form 8-K with the Commission, disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents as exhibits thereto.
     4.3 Investment Company Status. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.
     4.4 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.
     4.5 Indemnification of Purchasers. Subject to the provisions of this Section 4.5, the Company will indemnify and hold the Purchasers, their Affiliates and their respective directors, officers, stockholders, partners, members, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, demands, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation reasonably incurred in connection with defending or investigating any suit or action in respect thereof to which any Purchaser Party is or may become a party under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, liabilities, obligations, claims, demands, contingencies, damages, costs and expenses arise out of or are based on (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus Supplement, (b) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (c) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company will not be liable in any such case to the extent that any such liability, obligation, claim, demand, contingency, damage, cost or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the

Company by and regarding either of the Purchasers expressly for inclusion therein. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (x) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which consent shall not be unreasonably withheld or delayed; or (y) to the extent, but only to the extent, that a loss, liability, obligation, claim, demand, damage, cost or expense is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by a Purchaser in this Agreement or in the other Transaction Documents.
     4.6 Listing or Quotation of Common Stock. The Company hereby agrees to use its best efforts to maintain the listing or quotation (as applicable) of the Common Stock on its current Trading Market and all other Trading Markets on which such Common Stock may hereafter be listed or quoted (as applicable) and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such Trading Market(s). The Company further agrees that, if the Company applies to have the Common Stock traded on any Trading Market other than its current Trading Market, it will include in such application all of the Shares and will take such other action as is reasonably necessary to cause all of the Shares to be listed on such other Trading Market.
     4.7 Prospectus. The Company will use its best efforts to file the Prospectus in accordance with the requirements of Rule 424 promulgated under the Securities Act on or before the Initial Closing Date and, if required, on or before each Subsequent Closing Date.
     4.8 Limit on Subsequent Financings. The Company hereby agrees that until February 18, 2011 or, if later, a period of thirty (30) calendar days following the last Subsequent Closing (the “Lock-Up Period”), it will not issue Common Stock or Common Stock Equivalents, in any financing unless the sale price per share in such financing is more than the Per Share Purchase Price. Notwithstanding the foregoing, the parties agree that the following shall not violate the provisions of this Section 4.8 during any Lock-Up Period: (i) issuance of Common Stock or Common Stock Equivalents to employees or directors of the Company or any Subsidiary pursuant to any equity incentive plan of the Company or any Subsidiary, (ii) the issuance of any securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

ARTICLE V
MISCELLANEOUS
     5.1 Termination. This Agreement may be terminated by either party, by written notice to the other party, if the Initial Closing has not been consummated on January 14, 2011, provided that this right shall not be available to any party whose breach of this Agreement has been the principal cause of, or resulted in, the failure of such Closing to occur on such date. No such termination pursuant to this Section 5.1 will affect the right of any party to sue for any breach by the other party (or parties).
     5.2 Fees and Expenses. Except as otherwise set forth in this Agreement and as set forth in this Section 5.2 below, each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the delivery of the Shares.
     5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
     5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail or facsimile at the electronic mail address or facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail or facsimile at the electronic mail address or facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Eastern time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.
     5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers entitled to acquire at least 67% of the Shares then issued and issuable pursuant to this Agreement or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.6 Headings; Rules of Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All references to “$” or dollars shall mean United States dollars.
     5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.
     5.8 No Third-Party Beneficiaries. Other than with respect to Chardan Capital Markets, LLC’s rights as a third party beneficiary to Section 3.1 and Section 4.5 this Agreement, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5.
     5.9 Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.5, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding
     5.10 Survival. The representations and warranties herein shall survive the Closings and delivery of the Shares.

     5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email signature page were an original thereof.
     5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever a party exercises a right, election, demand or option under a Transaction Document and another party does not timely perform its related obligations within the periods therein provided, then such party may rescind or withdraw, in its sole discretion from time to time upon written notice to the other parties, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
     5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of the obligations set forth herein and hereby agree to waive in any such action for specific performance of any such obligation the defense that a remedy at law would be adequate.
     5.15 Payment Set Aside. To the extent that a party hereto makes a payment or payments to another party hereto pursuant to any Transaction Document or enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to another party, by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
     5.16 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

     5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through Weinstein Smith LLP, counsel to one Purchaser. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.
(Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

StemCells, Inc.	Address for Notice:

3155 Porter Drive Palo Alto, CA 94304
By:	Attention: Kenneth B. Stratton, Esq.

Name:	Fax: 650-475-3129
Title:	Email: Ken.Stratton@stemcellsinc.com

With a copy (which shall not constitute notice) to:	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600 Attention: Geoffrey B. Davis, Esq. Fax: 617-235-0018 Email: Geoffrey.Davis@ropesgray.com

[PURCHASER SIGNATURE PAGES TO STEM COMMON STOCK PURCHASE AGREEMENT]
     IN WITNESS WHEREOF, the undersigned have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:
Subscription Amount: $

Shares:

Subsequent Offering Right Shares (60% of Initial Closing Shares):

DTC Instructions:

Exhibit A
Officer’s Certificate
     In connection with the Closing on the date set forth below pursuant to that certain Common Stock Purchase Agreement dated as of January __, 2011 (the “Agreement”) by and between StemCells, Inc., a Delaware corporation (the “Company”), and the Purchasers, the undersigned, the duly elected and qualified ________________ of the Company, does hereby certify to the Purchasers as follows:
(i)	all representations and warranties of the Company contained in the Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof (provided that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date);

(ii)	the Company has performed or complied with all of its covenants and agreements contained in the Agreement and required to be performed or complied with by the Company on or before the date hereof; and

(iii)	the Registration Statement has been declared effective by the Commission and remains effective on and as of the date hereof.
     Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.
     IN WITNESS WHEREOF, the undersigned has caused this Officer’s Certificate to be executed this _____ day of _____________, 2011.

StemCells, Inc.
By:
Name:
Title: